SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 12, 2010

                               AXA FINANCIAL, INC.
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             (Exact name of Registrant as specified in its charter)



          Delaware                       1-11166                 13-3623351
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)



1290 Avenue of the Americas
New York, New York                                              10104
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(Address of principal executive offices)                      (Zip Code)


                                 (212) 554-1234
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              (Registrant's telephone number, including area code)

                                      None
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             (Former name or address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    / /  Written communications pursuant to Rule 425 under the Securities Act
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    / /  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
    / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2011, the Company announced that James A. Shepherdson, Senior Executive Vice President and President, Retirement Savings of the Company, is retiring, effective February 1, 2011.

Additionally, the Company announced that Nick Lane, 37, will succeed Mr. Shepherdson as Senior Executive Vice President and President, Retirement Savings. Mr. Lane's appointment is subject to the approval of the Company's Board of Directors in February 2011. Mr. Lane has served as head of AXA Group Strategy since 2008. Previously, Mr. Lane was a director of AXA Advisors LLC and a director and Vice Chairman of AXA Network LLC, the Company's retail broker dealer and insurance general agency, respectively. Prior to joining the Company, he was a leader in the sales and marketing practice of the strategic consulting firm McKinsey & Co. Mr. Lane holds a B.A. from Princeton University and an M.B.A. from Harvard Business School and served as a captain in the U.S. Marine Corps.

On January 18, 2011, the Company and Christopher M. Condron (retired President and Chief Executive Officer) entered into an agreement setting forth the terms of certain retirement benefits for Mr. Condron. Mr. Condron's retirement was previously announced on December 3, 2010 and effective January 1, 2011. In light of Mr. Condron's distinguished service, Mr. Condron will receive complimentary use of an office located at, or near, the executive offices of the Company and the services of an assistant for his lifetime, beginning on January 1, 2012, and for calendar years 2011, 2012 and 2013, Mr. Condron will receive continued access to a car and driver, financial planning and tax preparation services and excess liability coverage, each on the same terms that were available to Mr. Condron during his employment. Mr. Condron will also receive a $100,000 lump sum payment, certain tax gross-ups, and a short-term incentive compensation plan payment for 2010.

A copy of the agreement is attached hereto as Exhibit 99.1 and the description set forth herein is qualified in its entirety by reference thereto.


Item 9.01  Exhibits.


EXHIBIT
NUMBER    EXHIBIT DESCRIPTION

99.1      Condron Letter Agreement


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AXA FINANCIAL, INC.


Date:  January 18, 2010                     By: /s/ Dave Hattem
                                            --------------------------------
                                            Name:  Dave Hattem
                                            Title: Senior Vice President and
                                                   General Counsel








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